ACACIA NATIONAL LIFE INSURANCE COMPANY
                                    ("ANLIC")

           ACACIA NATIONAL VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
              ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II
                              ("Separate Accounts")

                                  Supplement to
                          Allocator 2000, Regent 2000,
                    Allocator 2000 Annuity, Designer Annuity
                         Prospectuses Dated May 1, 2002

                        Supplement Dated November 1, 2003

ANLIC and its sole owner, Acacia Life Insurance Company ("Acacia Life") (together, the "Companies"), entered into an Agreement and Plan of Merger (the "Agreement") on April 30, 2003. The Agreement and its terms are subject to certain regulatory notices and approvals. The merger is planned to become effective December 31, 2003.

Under the terms of the Agreement, Acacia Life:

(1) shall become the owner, without other transfer, of all rights and property of the Companies, and
(2) shall become subject to the debts and liabilities of the Companies, in the same manner as if Acacia Life had initially incurred them.
Therefore, when the merger becomes effective, Acacia Life will become the insurance company responsible for all obligations of the ANLIC separate accounts and variable product Policies.

Acacia Life's contractual obligations to you will be identical to those you currently have with ANLIC.

We will send new Acacia Life prospectuses to all Policy owners after the merger becomes effective.

This Supplement should be retained with your current prospectus for your variable Policy issued by Acacia National Life Insurance Company. If you do not have a current prospectus, please contact us at 1-888-837-6791, or you may view or download a prospectus from our website - www.acaciagroup.com.